EXHIBIT 99.2

T H STRATEGIC MANAGEMENT LIMITED

FINANCIAL STATEMENTS
FOR THE YEARS ENDED AUGUST 31, 2013 AND 2012

T H STRATEGIC MANAGEMENT LIMITED
FINANCIAL STATEMENTS
FOR THE YEARS ENDED AUGUST 31, 2013 AND 2012

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF
T H STRATEGIC MANAGEMENT LIMITED

We have audited the accompanying balance sheets of T H Strategic Management Limited (the “Company”) as of August 31, 2013 and 2012, and the related statements of operations, comprehensive income, statement of changes in owners’ equity, and cash flows for the years ended August 31, 2013 and 2012. The Company’s management is responsible for these financial statements.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of T H Strategic Management Limited as of August 31, 2013 and 2012, and the results of its operations and its cash flows for each of the years in the two-year period ended August 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ UNION POWER HK CPA LIMITED
UNION POWER HK CPA LIMITED
Certified Public Accountants
Hong Kong, People Republic of China
October 20, 2013

T H STRATEGIC MANAGEMENT LIMITED
BALANCE SHEETS
(IN US DOLLARS)

	August 31, 2013	August 31, 2012
Assets

Current assets
Cash	$14,883	$41,854
Accounts receivable, net	65,749	29,016
Prepaid expense	-	5,158
Total current assets	80,632	76,028

Total assets	$80,632	$76,028

Liabilities and stockholder’s equity

Current liabilities
Accrued liabilities	$16,043	$580
Deposit received	-	1,934
Income tax payable	25,469	7,898
Due to directors	30,231	29,962
Total current liabilities	71,743	40,374

Total liabilities	71,743	40,374

Commitments and contingencies

Stockholder’s equity
Common stock, 10,000 shares authorized with US$0.13 par value;
1 share issued and outstanding as of August 31, 2013 and 2012	1	1
Retained earnings	8,645	35,456
Accumulated other comprehensive income	243	197
Total stockholder’s equity	8,889	35,654

Total liabilities and stockholder’s equity	$80,632	$76,028

See notes to financial statements.

T H STRATEGIC MANAGEMENT LIMITED
STATEMENTS OF OPERATIONS
(IN US DOLLARS)

	For the year ended August 31,	For the year ended August 31,
	2013	2012

Revenue	$362,661	$223,619

Less: Operating expenses:
Direct cost of revenue	(197,168)	(185,739)
General and administrative expenses	(54,743)	(43,732)
Total operating expenses	(251,911)	(229,471)

Operating profit/(loss)	110,750	(5,852)

Other income:
Sundry income	-	1,544

Profit/(loss) before income taxes	110,750	(4,308)

Less: Income tax expense	(17,561)	-

Net profit/(loss) after income taxes	$93,189	$(4,308)

See notes to financial statements.

T H STRATEGIC MANAGEMENT LIMITED
STATEMENTS OF COMPREHENSIVE INCOME
(IN US DOLLARS)

	For the year ended August 31,	For the year ended August 31,
	2013	2012

Net profit/(loss)	$93,189	$(4,308)

Other comprehensive income	46	216

Comprehensive income/(expense)	$93,235	$(4,092)

See notes to financial statements

T H STRATEGIC MANAGEMENT LIMITED
STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY
(IN US DOLLARS)

	Common Stock, with US$0.13 Par Value			Accumulated Other
	Number of		Retained	Comprehensive	Total
	Share	Amount	Earnings	(expense)/income	Equity

Balance as of August 31, 2011	1	$1	$39,764	$(19)	39,746
Net loss	-	-	(4,308)	-	(4,308)
Other comprehensive income	-	-	-	216	216

Balance as of August 31, 2012	1	1	35,456	197	35,654
Net income	-	-	93,189	-	93,189
Other comprehensive income	-	-	-	46	46
Dividend paid	-	-	(120,000)	-	(120,000)
Balance as of August 31, 2013	1	$1	$8,645	$243	8,889

See notes to financial statements.

TH STRATEGIC MANAGEMENT LIMITED
STATEMENT OF CASH FLOWS
(IN US DOLLARS)

	For the year ended August 31,	For the year ended August 31,
	2013	2012
Cash flows from operating activities:
Net profit/(loss)	$93,189	$(4,308)
Adjustment to reconcile net profit/(loss) to net cash provided by/(used in) operating activities:
Provision for doubtful debts	3,539	2,305
Changes in assets and liabilities:
Account receivable	(40,247)	(27,094)
Prepaid expenses	5,158	(5,150)
Deposit received	(1,934)	1,931
Income tax payable	17,561	-
Accrued liabilities	15,456	193
Net cash provided by/(used in) operating activities	92,722	(32,123)

Cash flows from financing activities:
Advance to director	(4,577)	(43,659)
Company repaid to director	(19,127)	-
Dividend paid	(120,000)	-
Repayment from director	24,007	100,805
Net cash (used in)/provided by financing activities	(119,697)	57,146

Net (decrease)/increase in cash	(26,975)	25,023

Effect on change of exchange rates on cash	4	122

Cash as of the beginning of the year	41,854	16,709

Cash as of the end of year	$14,883	$41,854

See notes to consolidated financial statements.

T H STRATEGIC MANAGEMENT LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(IN US DOLLARS)

1.    Description of business and organization

Nature of operations
T H Strategic Management Limited (“the Company”) is a company primarily engaged in providing accounting, taxation, company secretarial and consultancy services.

Organization
The Company was incorporated on March 16, 2010 as a limited liability company in Hong Kong.

2.    Basis of presentation and summary of significant accounting policies

Basis of presentation

The accompanying financial statements and related notes have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP). The preparation of the financial statements in accordance with US GAAP requires management of the Company to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Significant items subject to such estimates and assumptions include the recoverability of the carrying amount and the estimated useful lives of long-lived assets; valuation allowances for receivables, realizable values for inventories. Actual results could differ from those estimates.

The financial statements include all accounts of the Company.

Foreign currency translation

The Company uses United States dollars (“U.S. Dollar” or “US$” or “$”) for financial reporting purposes. The Company maintain its books and records in their respective functional currency, Hong Kong dollars (“HK$”), being the lawful currency in Hong Kong. Assets and liabilities of the company are translated from H.K. Dollars into U.S. Dollars using the applicable exchange rates prevailing at the balance sheet date. Items on the statements of income and comprehensive income and cash flows are translated at average exchange rates during the reporting period. Equity accounts are translated at historical rates. Adjustments resulting from the translation of the Company’s financial statements are recorded as accumulated other comprehensive income included in the stockholder’s equity section of the balance sheets. The exchange rates used to translate amounts in HKD into U.S. Dollars for the purposes of preparing the consolidated financial statements are as follows:

T H STRATEGIC MANAGEMENT LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(IN US DOLLARS)

2.    Basis of presentation and summary of significant accounting policies (…/Cont’d)

Foreign currency translation (.../Cont’d)

	2013	2012

Balance sheet items, except for equity accounts	HK$7.7525=$1	HK$7.7555=$1

Items in statements of income and cash flows	HK$7.7554=$1	HK$7.7668=$1

Revenue recognition

Revenue is recognized when persuasive evidence of an arrangement exists, the related services are provided and when the collection is probable, the price is fixed or determinable and collectability is reasonably assured.  The Company generates its revenues from providing professional services under fixed-fee billing arrangements.

In fixed-fee billing arrangements, the Company agrees to a pre-established fee in exchange for a pre-determined set of professional services. Generally, the client agrees to pay a fixed-fee every month over the specified contract term. These contracts are for varying periods and generally permit the client to cancel the contract before the end of the term.

Direct cost of revenue

Direct cost of revenue consists primarily of billable employee compensation and related payroll benefits, the cost of consultants assigned to revenue generating activities and direct expenses billable to clients.  Direct cost of revenues does not include an allocation of overhead costs.

Cash

Cash represents cash in banks and cash on hand.

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. Substantially all of the cash deposits of the Company are held with financial institutions located in the Hong Kong, PRC. Management believes these financial institutions are of high credit quality.

Accounts receivable

Accounts receivable are recorded at the invoiced amount, net of allowances for doubtful accounts sales returns and trade discounts. The allowance for doubtful accounts is the Group’s best estimate of the amount of probable credit losses in the Group’s existing accounts receivable. Management determines the allowance based on historical write-off experience, customer specific facts and economic conditions.  The Group has historically been able to collect all of its receivable balances.

Outstanding account balances are reviewed individually for collectability. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Group does not have any off-balance-sheet credit exposure to its customers. Provision for doubtful debts for the years ended August 31, 2013 and 2012 was $3,539 and $2,305 respectively.

T H STRATEGIC MANAGEMENT LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(IN US DOLLARS)

2.    Basis of presentation and summary of significant accounting policies (…/Cont’d)

Comprehensive income

Comprehensive income includes net income and also considers the effect of other changes to stockholder’s equity that are not included in the determination of net income, but rather are reported as a separate component of stockholder’s equity. The Company reports foreign currency translation adjustments as a component of comprehensive income.

Income taxes

The Company accounts for income taxes under FASB ASC Topic 740 "Income Taxes". Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be effective when the differences are expected to reverse.

Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income in the period that includes the enactment date.

The Company records uncertain tax positions when it is more likely than not that the tax positions will not be sustained.

The Company recognizes interest and penalty related to income tax matters as income tax expense. As of August 31, 2013 and August 31, 2012, there was no penalty or interest recognized as income tax expenses.

Employee benefits

i)
Salaries, wages, annual bonuses, paid annual leave and staff welfare are accrued in the year in which the associated services are rendered by employees of the Company. Where payment or settlement is deferred and the effect would be material, these amounts are stated at their present values.

ii)
Contributions to appropriate local contribution retirement schemes pursuant to the relevant labor rules and regulations in Hong Kong which are charged to the cost of sales and general and administrative expenses in the statement of operation as and when the related employee service is provided. The Company incurred $1,898 and $1,665 for the years ended August 31, 2013 and 2012, respectively.

T H STRATEGIC MANAGEMENT LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(IN US DOLLARS)

2.    Basis of presentation and summary of significant accounting policies (…/Cont’d)

Fair value measurements

FASB ASC Topic 820, “Fair Value Measurement and Disclosures” defines fair value, the methods used to measure fair value and the expanded disclosures about fair value measurements.  Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between the buyer and the seller at the measurement date.  In determining fair value, the valuation techniques consistent with the market approach, income approach and cost approach shall be used to measure fair value FASB ASC Topic 820 establishes a fair value hierarchy for inputs, which represent the assumptions used by the buyer and seller in pricing the asset or liability.  These inputs are further defined as observable and unobservable inputs.  Observable inputs are those that buyer and seller would use in pricing the asset or liability based on market data obtained from sources independent of the Company.  Unobservable inputs reflect the Company’s assumptions about the inputs that the buyer and seller would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 -
Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.  Valuation adjustments and block discounts are not being applied.  Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 -
Valuations based on (i) quoted prices in active markets for similar assets and liabilities, (ii) quoted prices in markets that are not active for identical or similar assets, (iii) inputs other than quoted prices for the assets or liabilities, or (iv) inputs that are derived principally from or corroborated by market through correlation or other means.

Level 3 -	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The Company’s financial instruments consist principally of cash, accounts receivable, accounts payable and accrued liabilities. None of which are held for trading purposes. Pursuant to ASC 820, the fair value of the Company's cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. The Company believes that the carrying amounts of all of the Company's other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, including legal proceedings and claims arising out of the normal course of businesses. The Company records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. The Company accrues for contingent liabilities when an assessment of the risk of loss is probable and can be reasonably estimated.

T H STRATEGIC MANAGEMENT LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(IN US DOLLARS)

3.    ACCOUNTS RECEIVABLE

Accounts receivable as of August 31, 2013 and 2012 consists of the following:

	August 31,	August 31,
	2013	2012

Related party (i)	49,646	19,509
Third parties	21,947	11,812
Less: Provision for doubtful debts	(5,844)	(2,305)
	$65,749	$29,016

(i)	The amount represents balance due from Win Cheer (CPA) Limited. Mr. Li Ting Him, a director of Win Cheer (CPA) Limited is the son of a director of the Company.

The Company performs ongoing credit evaluations of its customers' financial conditions. The Company generally encourages its customers to settle the outstanding balance within credit terms.

4.    DUE TO DIRECTORS

The amounts due to directors at August 31, 2013 and 2012 represent the remaining balances owned by the Company after the directors provided funding to support the Company’s daily operations.  .

The activity of the balance due to one of the directors for such amount for the year ended August 31, 2013 is as follows:

Amount

Beginning balance due to a director	$19,127
Amount repaid to director	(19,127)
Amount advance to director	4,577
Amount repaid by director	24,007
Foreign currency exchange translation	(34)
$19,396

There was a balance of $10,835 due to another director recorded as at August 31, 2012 and the balance remained the same as at August 31, 2013.

Total amounts due to directors would be $30,231 as at August 31, 2013 (2012 = $29,962).

T H STRATEGIC MANAGEMENT LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(IN US DOLLARS)

5.    INCOME TAXES

The Company is domiciled in Hong Kong and subject to statutory profits tax of 16.5% if it incurred revenue and profits in Hong Kong.

The Company's income tax for the years ended August 31, 2013 and 2012 can be reconciled to the profit/(loss) before income tax in the statement of operations as follows:

	For the year ended August 31,	For the year ended August 31,
	2013	2012

Profit / (loss) before income tax	$110,750	$(4,308)

Expected Hong Kong income tax expense
at statutory tax rate of 16.5%	$18,274	$(711)
Temporary difference	(713)	711
Actual income tax expense	$17,561	$-

6.    CONCENTRATIONS OF RISK

The Company's credit risk is limited due to a relatively large customer base. During the year ended August 31, 2012, the Company had no customer which accounted for 10% or more of total revenue. During the year ended August 31, 2013, the Company had two customers which accounted for 10% or more of total revenue. These customers accounted for 44% of total revenue.

7.    RELATED PARTY TRANSACTIONS

Significant operating income and expense arising from transactions with related parties were as follows.

	For the year ended August 31,	For the year ended August 31,
	2013	2012

Revenue (i)	$102,460	$19,480
Management fee expense (ii)	$15,473	$-

i)	These transactions primarily represent revenue included as part of revenues from services provided to a related company, Win Cheer (CPA) Limited.

ii)
These transactions primarily represent management fee incurred from services provided from a related company, Top Honour Corporate Services Limited in which Mr. Li Ting Him, the son of a director of the Company, is the director of company. The terms of the services are renewable every year.

T H STRATEGIC MANAGEMENT LIMITED
NOTES TO THE FINANCIAL STATEMENTS
(IN US DOLLARS)

8.    COMMITMENTS AND CONTINGENCIES

Economic and political risks

The major operations of the Company are conducted in Hong Kong, the PRC.  Accordingly, the political, economic, and legal environments in Hong Kong, the PRC, as well as the general state of Hong Kong's economy may influence the business, financial condition, and results of operations of the Company.

Among other risks, the Company's operations are subject to the risks of restrictions on: changing taxation policies; and political conditions and governmental regulations.

9.    DIVIDEND

On August 30, 2013, the board of directors approved a cash dividend for 2013 of $120,000 per share paid to holders of common stock. Cash dividend paid in 2013 totaled $120,000 and have been changed to retained earnings.

10.  SUBSEQUENT EVENTS

On October 20, 2013, the 100% equity of the Company was sold to Almonds Kisses Limited at a consideration of approximately $515,963 (equivalent to HK$4,000,000), a company incorporated with limited liability in British Virgin Island. The Company as a result becomes one of the subsidiaries of Almonds Kisses Limited.